Exhibit 99.2





PRINCIPAL FINANCIAL OFFICER CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS
       ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of CNBC Bancorp ("CNBC") on Form 10-QSB for the period ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Principal Financial Officer of CNBC hereby certifies, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

         (3)      The Report fully complies with the requirements of Section 13
                  (a) or 15 (d) of the Securities Exchange Act of 1934: and

         (4) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of CNBC.



/s/ Pamela S. Miller
--------------------------------------------------
Pamela S. Miller, Treasurer, CNBC Bancorp
Chief Financial Officer, Commerce National Bank



November 13, 2002